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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 18, 2003
                                                         -----------------


                          COBRA ELECTRONICS CORPORATION
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                         0-511                 36-2479991
          --------                         -----                 ----------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


6500 West Cortland Street, Chicago, Illinois                        60707
--------------------------------------------                        -----
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (773) 889-8870
                                                    --------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events and Required FD Disclosure.
------   ---------------------------------------

On February 18, 2003, Cobra Electronics Corporation (the "Company") entered into the Second Amendment (the "Amendment") to the Loan and Security Agreement dated January 31, 2002 (the "Loan Agreement"), by and among LaSalle Bank National Association, as agent, the financial institutions from time to time a party thereto, as lenders, and the Company, as borrower. The purpose of this amendment was to modify the financial covenants contained in the Loan Agreement relating to the Company's earnings and capital expenditure limitations. The Amendment modifies the covenant relating to earnings of the Company, which had required minimum twelve-month EBIT (as defined in the Loan Agreement) of $5 million calculated at the end of each quarter, to reduce the EBIT requirement for each calendar quarter until March 31, 2004, when the requirement is restored to $5 million. The Amendment modifies the capital expenditure covenant to permit capital expenditures up to $6 million during the fiscal year ending December 31, 2003. The maximum amount of capital expenditures otherwise permitted under the Loan Agreement is $5 million during any fiscal year. In addition, the Amendment adjusted the rate at which loans outstanding under the Loan Agreement bear interest and modified the amount of the applicable letter of credit fees. From the date of the Amendment until March 31, 2004, the applicable interest rates and letter of credit fees were increased by 0.25% per annum. A copy of such amendment is filed as an exhibit hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

(a) Financial Statements of Businesses Acquired.

    Not applicable.

(b) Pro Forma Financial Information.

    Not applicable.

(c) Exhibits.
    --------

    10-1 Second Amendment to the Loan and Security Agreement dated January 31, 2002, by and among LaSalle Bank National Association, as Agent, the Financial Institutions from time to time a party thereto, as Lenders, and the Company, as Borrower.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           COBRA ELECTRONICS CORPORATION



Date:  February 25, 2003                   By: /s/ Michael Smith
                                               ---------------------------------
                                               Michael Smith
                                               Senior Vice President and Chief
                                               Financial Officer

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.
-----------

10-1 Second Amendment to the Loan and Security Agreement dated January 31, 2002, by and among LaSalle Bank National Association, as Agent, the Financial Institutions from time to time a party thereto, as Lenders, and the Company, as Borrower.